EXECUTION COPY







                          Registration Rights Agreement



                                 BY AND BETWEEN



                       BROOKDALE LIVING COMMUNITIES, INC.,



                                       AND



                                 HEALTH PARTNERS












                     ---------------------------------------

                            Dated as of May 14, 1999

                     ---------------------------------------

                                TABLE OF CONTENTS


                                                                            Page

Article 1             DEFINITIONS ............................................1

     Section 1.1      Definitions ............................................1

Article 2             PIGGYBACK REGISTRATION; SHELF REGISTRATION .............4

     Section 2.1      Piggyback Registration Rights ..........................4

           2.1.1           Right to Piggyback ................................4

           2.1.2           Priority on Registrations .........................5

           2.1.3           Suspension of Piggyback Dispositions ..............6

     Section 2.2      Shelf Registration .....................................6

           2.2.1           Obligation to File ................................6

           2.2.2           Maintenance of Effectiveness ......................6

           2.2.3           Certain Limitations on Sales ......................7

           2.2.4           Certain Limitations on Sale of Notes Pursuant
                              to Shelf Registration ..........................7

     Section 2.3      Registration Procedures ................................7

     Section 2.4      Registration Expenses .................................11

     Section 2.5      Indemnification .......................................12

Article 3             TRANSFEREES ...........................................15

     Section 3.1      Transferrees ..........................................15

Article 4             TERMINATION ...........................................15

     Section 4.1      Termination ...........................................15

Article 5             MISCELLANEOUS .........................................15

     Section 5.1      Notices ...............................................15

     Section 5.2      Governing Law .........................................16

     Section 5.3      Successors and Assigns ................................16

     Section 5.4      Duplicate Originals ...................................16

     Section 5.5      Severability ..........................................16

     Section 5.6      No Waivers; Amendments ................................17

     Section 5.7      Entire Agreement ......................................17

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") dated as of May 14, 1999, is entered into by and between Brookdale Living Communities, Inc., a Delaware corporation (including its successors, the "Company"), Health Partners ("Health Partners") and any direct or indirect transferee of Health Partners that becomes a party to this Registration Rights Agreement in accordance with Section 3.1 hereto.

         In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    Article 1

                                   DEFINITIONS
                                   -----------

         Section 1.1    Definitions.

                        "Advice"  shall  have the  meaning  provided  in Section
              2.1.3 hereof.

                        "Affiliate"  means,  with  respect  to any  Person,  any
              Person who, directly or indirectly, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                        "Common  Stock" means shares of the Common  Stock,  $.01
              par value per share, of the Company, and any capital stock into which such Common Stock thereafter may be changed.

                        "Common Stock Equivalents"  means,  without  duplication
              with any other Common Stock or Common Stock Equivalents, any security of the Company which is convertible into, exercisable for or exchangeable for, directly or indirectly, Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                        "Company"  shall  have  the  meaning   provided  in  the
              introductory paragraph hereof.

                        "Conversion Common Stock" means (i) all shares of Common
              Stock issued or issuable upon conversion of the Notes, provided that such Shares are owned by a Holder (or are issuable upon conversion of Notes that are owned by a Holder) and (ii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange or in replacement of any shares of the Common Stock referred to in clause (i) above.

                        "Effectiveness  Period" shall have the meaning  provided
              in Section 2.2.1 hereof.

                        "Effectiveness   Target   Date"   means  the  180th  day
              following the date of this Registration Rights Agreement.

                        "Exchange  Act"  means the  Securities  Exchange  Act of
              1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                        "Excluded  Registration" shall have the meaning provided
              in Section 2.1.1 hereof.

                        "Filing  Date" means the 90th day  following the date of
              this Registration Rights Agreement.

                        "Fully-Diluted  Common  Stock" means,  at any time,  the
              then outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the conversion or exchange of all then outstanding Common Stock Equivalents.

                        "Health Partners" shall have the meaning provided in the
              introductory paragraph hereof.

                        "Health Partners  Holders" means,  collectively,  Health
              Partners and any Affiliates or direct or indirect partners of Health Partners who own any Common Stock or Common Stock Equivalents or any interest therein.

                        "Holder"  means (i) Health  Partners and (ii) any direct
              or indirect transferee of Health Partners who shall become a party to this Registration Rights Agreement in accordance with Section
              3.1 hereof.

                        "Inspectors"  shall have the meaning provided in Section
              2.3(x) hereof.

                        "Losses"  shall  have the  meaning  provided  in Section
              2.5.1 hereof.

                        "Majority Health Partners Holders" means Health Partners
              Holders owning Common Stock and/or Common Stock Equivalents representing a majority of the Fully-Diluted Common Stock then owned by all Health Partners Holders.

                        "Material Adverse Effect shall have the meaning provided
              in Section 2.1.2 hereof.

                        "NASD"  shall have the  meaning  provided in Section 2.4
              hereof.

                        "Notes" means the 5 1/2% Convertible  Subordinated Notes
              due 2009 of the Company in the aggregate principal amount of $100,000.00.

                        "Person" or "person" means any individual,  corporation,
              partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                        "Prime   Registration   Rights   Agreement"   means  the
              Registration Rights Agreement, dated as of May 7, 1997, by and among Company, The Prime Group, Inc., Prime Group Limited Partnership and Prime Group, VI, L.P.

                        "Prospectus"  means  the  prospectus   included  in  any
              Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
              Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the shares of Common Stock covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

                        "Records"  shall have the  meaning  provided  in Section
              2.3(x) hereof.

                        "Registration  Expenses" shall have the meaning provided
              in Section 2.4 hereof.

                        "Registration  Rights Agreement" means this Registration
              Rights Agreement, as such from time to time may be amended.

                        "Registration    Statement"   means   any   registration
              statement of the Company under the Securities Act that covers any shares of Common Stock pursuant to the provisions of Article 2 hereof (or with respect to which any shares of Common Stock are eligible for inclusion in accordance with Section 2.1 hereof), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

                        "SEC"   means  the  U.  S.   Securities   and   Exchange
              Commission.

                        "Securities  Act" means the  Securities  Act of 1933, as
              amended, and the rules and regulations promulgated by the SEC thereunder.

                        "Seller  Affiliates"  shall have the meaning provided in
              Section 2.5.1 hereof.

                        "Shelf  Registration" shall have the meaning provided in
              Section 2.2.1 hereof.

                        "Shelf Securities" means (i) all of the Notes,  provided
              that such Notes are held by Holders and (ii) the Conversion Common Stock.

                        "Suspension  Notice" shall have the meaning  provided in
              Section 2.1.3 hereof.

         Section 1.2 Rules of Construction. Unless the context otherwise requires

                        (1) a term has the meaning assigned to it;

                        (2) words in the singular include the plural,  and words
                in the plural include the singular;

                        (3)   provisions   apply  to   successive   events   and
                transactions; and

                        (4) "herein," "hereof" and other words of similar import
                refer to this Registration Rights Agreement as a whole and not to any particular Article, Section or other subdivision.

                                   Article 2

                   PIGGYBACK REGISTRATION; SHELF REGISTRATION
                   ------------------------------------------

         Section 2.1    Piggyback Registration Rights.
                        ------------------------------

               2.1.1    Right to  Piggyback.  Each time the Company  proposes to
register  any  of  its  Common  Stock  (other  than   pursuant  to  an  Excluded
Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company), the Company shall give prompt written notice to each Holder (which notice shall be given not less than thirty (30) days prior to the effective date of the Company's Registration Statement), which notice shall offer each such Holder the opportunity to include any or all of its or his Conversion Common Stock in such Registration Statement, subject to the limitations contained in Section 2.1.2 hereof. Each Holder who desires to have its or his Conversion Common Stock included in such Registration Statement shall so advise the Company in writing (stating the number of shares desired to be registered) within twenty (20) days after the date of such notice from the Company. Any Holder shall have the right to withdraw (provided that, after such Holder has entered into an underwriting agreement, such right to withdraw will exist only to the extent provided in such underwriting agreement) such Holder's request for inclusion of such Holder's Conversion Common Stock in any Registration Statement pursuant to this Section
2.1.1 by giving  written  notice to the Company of such  withdrawal.  Subject to
Section 2.1.2 hereof, the Company shall include in such Registration Statement all such Conversion Common Stock so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered. As used herein, "Excluded Registration" means a registration under the Securities Act of (i) securities registered pursuant to the Shelf Registration, (ii) securities registered on Form S-4 or S-8 or any similar successor form, (iii) securities registered to effect the acquisition by the Company of, or combination by the Company with, another Person or registered to effect an offering solely to the Company's existing stockholders and (iv) securities registered pursuant to any primary shelf registration statement on the part of the Company or any resale shelf registration statement on behalf of any other Person.

               2.1.2 Priority on Registrations. If the managing underwriter or underwriters advise the Company that the inclusion of the Conversion Common Stock proposed to be included in a proposed registration in accordance with
Section 2.1.1 hereof would materially and adversely affect the price or success of the offering (a "Material Adverse Effect"), then (i) the number of such Holder's shares of Conversion Common Stock to be included in the Registration Statement shall be reduced to an amount which, in the judgment of the managing underwriter or underwriters, would eliminate such Material Adverse Effect, or
(ii) if no such reduction would, in the judgment of the managing underwriter or underwriters eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Conversion Common Stock from such Registration Statement. Any partial reduction in the number of shares of Conversion Common Stock to be included in the Registration Statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder's requested shares bears to the total number of shares of Conversion Common Stock requested to be included in such Registration Statement by all Holders, and any reduction in the number of shares of Common Stock to be included in the Registration Statement pursuant to the immediately preceding sentence shall be effected pro rata among all Persons (including Holders) who have requested (pursuant to contractual registration rights) the inclusion of shares of Common Stock in such Registration Statement (based on the respective number of such shares such Person has requested to be included); provided, however, that such inclusion shall be subject to the priorities set forth in the Prime Registration Rights Agreement. If as a result of the provisions of this
Section 2.1.2 any Holder shall not be entitled to include all shares of Conversion Common Stock in a registration that such Holder has requested to be so included, such Holder may withdraw (provided that, after such Holder has entered into an underwriting agreement, such right to withdraw will exist only to the extent provided in such underwriting agreement) such Holder's request to include shares of Conversion Common Stock in such Registration Statement. No Person may participate in any Registration Statement pursuant to this Section
2.1 unless such Person (x) agrees to sell such Person's shares of Common Stock on the basis provided in any underwriting arrangements approved by the Company or by the holder of demand registration rights who has initiated such registration and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its shares of Common Stock to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Person's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws, including representations and warranties concerning the accuracy of any information provided in writing by such Person for inclusion in the Registration Statement, as may be reasonably requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling shares of Common Stock, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received (after excluding underwriting discounts and commissions, but not other expenses) by such Person from the sale of his or its shares of Common Stock pursuant to such registration.

               2.1.3    Suspension of Piggyback Dispositions. Each Holder agrees
by acquisition of any shares of Common Stock that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 2.3(v)(C), such Holder will forthwith discontinue disposition of shares of Common Stock registered pursuant to this Section 2.1 until such Holder's receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus.

         Section 2.2    Shelf Registration.
                        -------------------

               2.2.1 Obligation to File. The Company agrees to file with the SEC, as soon as practicable, but in no event later than the Filing Date, a Registration Statement for a resale offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act covering all of the Shelf Securities (the "Shelf Registration"). The Shelf Registration shall be on Form S-3 under the Securities Act or another appropriate form permitting registration of such Shelf Securities for resale by the Holders of Conversion Common Stock in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall use its best efforts to cause the Shelf Registration to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof, but in no event later than the Effectiveness Target Date, and to keep the Shelf Registration continuously effective under the Securities Act during the term of this Registration Rights Agreement, or such shorter period ending when either
(1) all Shelf Securities covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or pursuant to Rule 144 promulgated under the Securities Act or (2) there cease to be outstanding any Shelf Securities (the "Effectiveness Period").

               2.2.2 Maintenance of Effectiveness. The Company shall use its best efforts to keep the Shelf Registration continuously effective for the Effectiveness Period, by supplementing and amending the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act or if reasonably requested by Holders of Shelf Securities covered by such Registration Statement or by any underwriter of such Shelf Securities.

               2.2.3 Certain Limitations on Sales. Notwithstanding anything to the contrary in Section 2.2.1 or Section 2.2.2 hereof, the Company may, by delivering written notice to the Holders of Conversion Common Stock, prohibit offers and sales of Conversion Common Stock pursuant to the Shelf Registration until a date not later than 90 days after the date of such notice if (i) the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such Registration Statement (but which public disclosure would not be required if offers and sales were not made pursuant to such Registration Statement), and the Company determines in good faith that such disclosure would be materially adverse to the Company and its stockholders (provided, however, that upon the public disclosure by the Company of the negotiations or business activities described above, the suspension of the use of the Shelf Registration pursuant to this Section 2.2.3 shall cease and the Company shall promptly notify Holders of Conversion Common Stock that dispositions of Conversion Common Stock may be resumed) or (ii) the Company is required to file a post effective amendment to such Shelf Registration. In no event may the Company prohibit offers and sales of Conversion Common Stock pursuant to the Shelf Registration (i) for a period of more than 90 days following the delivery by the Company of the notice provided for in the first sentence of this Section 2.2.3 or (ii) more than twice in any 12-month period.

               2.2.4 Certain Limitations on Sale of Notes Pursuant to Shelf Registration. Notwithstanding anything in this Article 2 to the contrary, (i) no Holder will sell any Notes pursuant to the Shelf Registration except pursuant to an underwritten offering, (ii) the Holders will effect no more than three such underwritten offerings of Notes in the aggregate pursuant to the Shelf
Registration and (iii) the Holders will not effect more than one such underwritten offering of Notes pursuant to the Shelf Registration in any nine month period.

         Section 2.3 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall effect such registrations on the appropriate form available for the sale of the Common Stock (in the case of any registration pursuant to Section 2.1 hereof) or Shelf Securities (in the case of any registration pursuant to Section 2.2 hereof) to permit the sale of such Common Stock or Shelf Securities, as applicable, in accordance with the intended method or methods of disposition thereof and subject to the provisions hereof, and pursuant thereto the Company shall as expeditiously as possible:

                        (i) prepare and file with the SEC a Registration Statement on any appropriate form under the Securities Act with respect to such shares of Common Stock or Shelf Securities, as applicable, and use its best efforts to cause such Registration Statement to become effective as quickly as practicable

                        (ii) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for the applicable time period (which, (i) in the case of a Registration Statement in which shares of Common

              Stock are included pursuant to Section 2.1 hereof, shall be not less than 180 days or such lesser period in the case of an underwritten offering as is necessary for the underwriters to sell unsold allotments, and (ii) in the case of a Registration
              Statement pursuant to Section 2.2 hereof, shall be the Effectiveness Period) and comply on the Company's part with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                        (iii) furnish  to each  seller of Common  Stock or Shelf
              Securities, as applicable, pursuant to such Registration Statement and the underwriters of the securities being registered such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of such Common Stock or Shelf Securities, as applicable, or the sale of such securities by such underwriters (it being understood that, subject to the requirements of the Securities Act and applicable state securities laws and to the provisions of Section 2.2.3 hereof, the Company consents to the use of the Prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Common Stock or Shelf Securities, as applicable, covered by the Registration Statement of which such Prospectus, amendment or supplement is a part);

                        (iv)  use  its   commercially   reasonable   efforts  to
              register or qualify such Common Stock or Shelf Securities, as applicable, under such other securities or blue sky laws of such U.S. states as the managing underwriter or underwriters reasonably request (or, in the event the Registration Statement does not relate to an underwritten offering, as the holders of a majority of such shares of Common Stock or Shelf Securities, as applicable, may reasonably request); use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such Registration Statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the shares of Common Stock or Shelf Securities, as applicable, owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

                        (v) promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the shares of Common Stock or Shelf Securities, as applicable, under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such shares of Common Stock or Shelf Securities, as applicable, such Prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                        (vi) make generally available to the Company's securityholders an earnings statement satisfying the provisions of
              Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 promulgated under the Securities Act;

                        (vii) if   reasonably    requested   by   the   managing
              underwriter or underwriters or any seller, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or any seller reasonably requests to be included therein, including, without limitation, with respect to the shares of Common Stock or Shelf Securities, as applicable, being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the shares of Common Stock or Shelf Securities, as applicable, to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                        (viii)as promptly as  practicable  after filing with the
              SEC of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

                        (ix) cooperate with the sellers and the managing underwriter or underwriters to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates;

                        (x) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any Registration Statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

                        (xi) furnish to each seller in an underwritten offering and underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as such sellers or managing underwriter reasonably requests;

                        (xii) cause  the   shares  of  Common   Stock  or  Shelf
              Securities, as applicable, included in any Registration Statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (B) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation System or the Nasdaq National Market if the shares of Common Stock or Shelf Securities, as applicable, so qualify;

                        (xiii)reasonably  cooperate  with each  seller  and each
              underwriter participating in the disposition of such shares of Common Stock or Shelf Securities, as applicable, and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                        (xiv) during the period when the  Prospectus is required
              to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                        (xv) notify each seller of shares of Common Stock or Shelf Securities, as applicable, promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

                        (xvi) prepare  and  file  with  the  SEC   promptly  any
              amendments or supplements to such Registration Statement or Prospectus which, in the opinion of counsel for the Company or in the reasonable opinion of counsel for the managing underwriter, is required in connection with the distribution of the shares of Common Stock or Shelf Securities, as applicable;

                        (xvii)enter into such agreements (including underwriting
              agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and


                        (xviii)advise each seller of such shares of Common Stock
              or Shelf Securities, as applicable, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         Section 2.4 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Article 2 including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the shares of Common Stock or Shelf Securities, as applicable), rating agency fees, printing expenses (including reasonable expenses of printing certificates for the shares of Common Stock or Shelf Securities, as applicable, in a form eligible for deposit with Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a holder of shares of Common Stock or Shelf Securities, as applicable), messenger and delivery expenses, the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the shares of Common Stock or Shelf Securities, as applicable, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other Persons retained by the Company and reasonable fees and expenses of one firm of counsel for the sellers (which shall be selected by the holders of a majority of the shares of Common Stock or Shelf Securities, as applicable, being included in any particular Registration Statement) (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not any Registration Statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the shares of Common Stock or Shelf Securities, as applicable, or any counsel (except as provided above), accountants, or other Persons retained or employed by the sellers.

         Section 2.5    Indemnification.
                        ----------------

               2.5.1 The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder who offers or sells shares of Common Stock pursuant to a Registration Statement, and each of its employees, agents, representatives, partners, officers, and directors and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange
Act) and any investment advisor thereof (collectively,  the "Seller Affiliates")
(i) against any and all losses, expenses, claims, damages or liabilities (including, without limitation, reasonable attorneys' fees and disbursements, subject to the limitations set forth in Section 2.5.3 hereof) (collectively, "Losses" and each individually, a "Loss") based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or preliminary Prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading, (ii) against any and all Loss, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (iii) against any and all costs and expenses (including, subject to the provisions of Section 2.5.3 hereof, reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under clause (i) or (ii) above; except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.5.1 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

               2.5.2 In connection with any Registration Statement in which a seller of shares of Common Stock or Shelf Securities, as applicable, is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the fullest extent permitted by law, each such seller will indemnify the Company and its directors and officers, employees, agents, representatives and each Person who controls the Company (within the meaning of the Securities Act or the

Exchange Act) (i) against any and all Losses resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, or any preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any and all Loss, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (iii) against any and all costs and expenses (including, subject to the provisions of Section 2.5.3 hereof, reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, but, in the case of each of the foregoing clauses (i), (ii) and (iii), only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same; provided that the obligation to indemnify will be several, not joint and several, among such sellers of shares of Common Stock or Shelf Securities, as applicable, and the liability of each such seller of shares of Common Stock or Shelf Securities, as applicable, will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of shares of Common Stock or Shelf Securities, as applicable, pursuant to such Registration Statement; provided, further, that such seller of shares of Common Stock or Shelf Securities, as applicable, shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus (or amendment thereof or supplement thereto from which such Loss has arisen), such seller has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

               2.5.3    Any Person  entitled to  indemnification  hereunder will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person unless the indemnifying party is materially prejudiced thereby) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in such party's reasonable judgment, a conflict of interest between such indemnified party and indemnifying party exists with respect to such claim. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. In the event an indemnifying party elects not to assume the defense of a claim or an indemnified party, in its reasonable judgment, concludes that a conflict of interest exists as described in clause
(C) above, the indemnifying party will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

               2.5.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.5.1 or Section 2.5.2 are unavailable to hold harmless an indemnified party in respect of any Losses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 2.5.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.5.4. The amount paid or payable by an indemnified party as a result of the Losses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in
Section 2.5.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.5.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any shares of Common Stock or Shelf Securities, as applicable, pursuant to this Article 2 exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto related to such sale of shares of Common Stock or Shelf Securities, as applicable. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 2.5.4 to contribute shall be several in proportion to the amount of shares of Common Stock or Shelf Securities, as applicable, sold by them, and not joint.

        If indemnification is available under this Section 2.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
Section 2.5.1 and Section 2.5.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.5.4 subject, in the case of the Holders, to the limited dollar amounts set forth in Section 2.5.2.

                                    Article 3

                                   TRANSFEREES
                                   -----------

         Section 3.1 Transferees. Other than in the case of transfers to the public pursuant to an effective Registration Statement or sales to the public pursuant to Rule 144 promulgated under the Securities Act, each Holder may (but shall not be required to) cause any proposed transferee of any Common Stock or Common Stock Equivalent or any interest therein held by him or it to agree, by execution of a counterpart signature page hereto, to take and hold such Common Stock or Common Stock Equivalent subject to the provisions and upon the conditions specified in this Registration Rights Agreement and to become a party to this Registration Rights Agreement.

                                    Article 4

                                   TERMINATION
                                   -----------

         Section 4.1 Termination. Subject to earlier termination of certain provisions hereof as provided herein, the provisions of this Registration Rights Agreement shall terminate on the date that is 10 years following the date of this Registration Rights Agreement.

                                    Article 5

                                  MISCELLANEOUS
                                  -------------

         Section 5.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier, by registered or certified mail, postage prepaid, return receipt requested, or by overnight courier, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

         If to the Company:

                  Brookdale Living Communities, Inc.
                  77 West Wacker Drive, Suite 4400
                  Chicago, Illinois  60601
                  Attention:  Mark J. Schulte
                  Fax:     (312) 977-3699

         with copies to (which shall not constitute notice):

                  Brookdale Living Communities, Inc.
                  77 West Wacker Drive, Suite 4400
                  Chicago, Illinois  60602
                  Attention:  Robert J. Rudnik, Esq.
                  Fax:     (312) 977-3769

                  and

                  Winston & Strawn
                  35 West Wacker Drive
                  Chicago, Illinois  60601
                  Attention:  Wayne D. Boberg, Esq.
                  Fax:     (312) 558-5700

         If to any Holder, at its address listed on the signature pages hereof.

         Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee); and one (1) business day after delivery to a reputable overnight courier service guaranteeing next business day delivery.

         Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 5.2 Governing Law. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 5.3    Successors  and  Assigns.   This   Registration   Rights
Agreement shall be binding upon the Company, each Holder, and their respective successors and permitted assigns.

         Section 5.4 Duplicate Originals. All parties may sign any number of copies of this Registration Rights Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

         Section 5.5 Severability. In case any provision in this Registration Rights Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

         Section 5.6    No Waivers; Amendments.
                        -----------------------

               5.6.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

               5.6.2 Any provision of this Registration Rights Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the Holders holding at least a majority of the Fully-Diluted Common Stock held by all Holders, and the Majority Health Partners Holders.

         Section 5.7 Entire Agreement. This Registration Rights Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to such subject matter.



                            [Signature Pages Follow]

                              BROOKDALE LIVING COMMUNITIES, INC.


                              By:  /s/ Darryl W. Copeland, Jr.
                                   ---------------------------
                              Name:   Darryl W. Copeland, Jr.
                              Title:  Executive Vice President



                              HEALTH PARTNERS

                              By:  Capital Z Financial Services Fund II, L.P.,
                                     its general partner

                                   By:  Capital Z Partners, L.P.,
                                          its general partner

                                        By:  Capital Z Partners, Ltd.,
                                               its general partner



                                             By:  /s/ Paul H. Warren
                                                  -------------------
                                                  Paul H. Warren
                                                  Senior Vice President

                              Address:

                              One Chase Manhattan Plaza, 44th Floor
                              New York, New York 10005
                              Attention: David A. Spuria, Esq.
                              Fax: (212) 898-8720

                              With a copy to:

                              Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York 10153
                              Attention:  Thomas A. Roberts
                              Fax: (212) 310-6717